                      Securities and Exchange Commission
                            Washington, D.C. 20549
                                  __________

                                   FORM 8-K

                                Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):  May 23, 2001

                            eBT International, Inc.
                     ------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                       000-23384                     04-3216243
------------------------------            ---------                     ----------
State or other jurisdiction of     Commission File Number    IRS Employer Identification No.
        incorporation

                             299 Promenade Street,
                        Providence, Rhode Island 02908
                        ------------------------------
                   (Address of principal executive offices)

                                (401) 752-4400
                              ----------------
                        (Registrant's telephone number,
                             including area code)

                                      -1-
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Item 5.   Other Events.

     Included as Exhibit 99.1 is a press release titled "eBT International, Inc. Announces Plan of Complete Liquidation and First Quarter Results of Operations" issued by eBT International, Inc. on May 23, 2001.

     Included as Exhibit 99.2 is the Plan of Complete Liquidation and Dissolution that was adopted by the Board of Directors of eBT International, Inc. on May 22, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

     Exhibit 99.1 Press Release titled "eBT International, Inc. Announces Plan of Complete Liquidation and First Quarter Results of Operations" issued on May 23, 2001.

     Exhibit 99.2 Plan of Complete Liquidation and Dissolution of eBT International, Inc. adopted by the Board of Directors of eBT International, Inc. on May 22, 2001.

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    eBT International, Inc.


                                    By: /s/ Christopher M. Burns
                                        ________________________
                                        Christopher M. Burns
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary

Dated: May 23, 2001

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